Building and Construction Trades Council of Greater New York March 10, 2023 AFL-CIO HOUSING INVESTMENT TRUST COMPETITIVE RETURNS | UNION CONSTRUCTION JOBS | HOUSING FINANCE

Summary of the HIT Overview $6.0 billion investment grade fixed-income portfolio Internally managed, open-end institutional mutual fund under Investment Company Act of 1940 Socially responsible investment vehicle Long History and Track Record Opened doors in 1984 (Successor to the Mortgage Investment Trust, started in 1965) Diverse leadership team with average 27 years experience, 18 years at HIT Record of consistent and competitive returns Investment Strategy Focus on high credit quality multifamily mortgage securities Higher income with superior credit quality and similar interest rate risk Provides diversification versus other core strategies and liquidity Active Impact Investing Affordable housing creation and preservation Union construction jobs creation Successful ESG record generating economic impacts that benefit underserved communities As of December 31, 2022.

HIT's Long History of Impact Investing Successful track record as a fixed income impact investor NATIONWIDE ECONOMIC IMPACT OF INVESTMENTS* (1984-present) 583 Projects $10.4B in HIT Investment, including New Markets Tax Credit (NMTC) allocations $19.3B in total development cost $40.3B in total economic benefits $16.7B in personal income, including wages and benefits with $8.5B for construction workers 194.7M hours of on-site union construction work created 219,282 total jobs generated across communities 124,922 housing and healthcare units, with 67% affordable housing Jazzie Collins Apartments (53 Colton) San Francisco, CA Southern Hills/Orlando Decatur, IL Ladder 260 Minneapolis, MN Electchester Flushing, NY *Source: Pinnacle Economics, Inc., and HIT. Job and economic impacts provided are estimates calculated using IMPLAN, an input-output model based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data current as of December 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

HIT's Impact Investing in New York

1984-2022

83	**$2.1**B	**$5.2**B	**$6.4**B	**$3.0**B	**29.4**M	**32,878**	**45,963**
Projects	in HIT Investment, including New Markets Tax Credit (NMTC) allocations	in total development cost	in total economic benefits	in personal income, including wages and benefits with **$1.6B for construction workers**	hours of on-site union construction work created	total jobs generated across communities	housing and healthcare units, with 67% affordable housing



Brooklyn Crossing
Brooklyn



Elizabeth Seton Pediatric Center
Yonkers



311 West 42nd Street
Manhattan



Betances Residence
Bronx



Joseph P. Addabbo Family Health Center
Queens

*Source: Pinnacle Economics, Inc., and HIT. Job and economic impacts provided are estimates calculated using IMPLAN, an input-output model based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data current as of December 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

AFL-CIO HOUSING INVESTMENT TRUST
3

Delivering More Impact Investments -Projects Committed to 2019-2022* 65 Projects 31 Cities represented across 14 states 10,156 Housing and healthcare units, with 68% affordable housing $2.0B Invested or allocated $4.2B in total development cost 25.8M Hours of on-site union construction work created *Investments include New Markets Tax Credits allocations by HIT subsidiary Building America CDE, Inc. Job and economic impacts provided are estimates calculated using IMPLAN, an input-output model based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data current as of December 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Assets Under Management - $6.0 Billion 365 Institutional Investors (as of 12/31/2022) $ in Millions Building Trades- Local $1,975.98 33% Buidling Trades - National $902.18 15% Industrial - Other $1,304.37 22% Public $1,424.64 23% Service $417.90 7% Plan types include pension, health & welfare, annuity, among others. Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. Investors may view the HIT's current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

The U.S. Faces an Affordable Housing Crisis Extremely low-income renters face a shortage of 7 million rental units; only 36 affordable homes exist for every 100 extremely low-income households-according to the National Low Income Housing Coalition study in 2022 Much of the country lacks a sufficient supply of affordable rentals, particularly for extremely low-income households The Stock of Low-Rent Units Continues to Shrink Units Renting for Under $600 (Millions) Notes: Low-rent units have contract rents under $600. Rents are inflated to 2019 dollars using the CPI-U Less Shelter. No-cash units are excluded. Source: JCHS tabulations of US Census Bureau, American Community Survey 1-Year Estimates.

Severe Housing Crisis in New York Shortage of +600,000 rental homes affordable and available to extremely low income renters across New York Over half of the renters pay more than 30% of their income on rent - the 2nd-highest rate in the nation In NYC, residents pay 68.5% of median income to cover the average rent In the NYC metro area, since 2015: Rents have risen 30% Home prices have risen 50% Outside of NYC, since 2015: Rents have risen 40 to 60% Home prices have risen 50 to 80% Source: National Low Income Housing Coalition; https://www.governor.ny.gov/news/governor-hochul-announces-statewide-strategy-address-new-yorks-housing-crisis-and-build-80000; Moody's Analytics

New York Housing Proposals Governor Hochul's proposal includes: Goal of building 800,000 more homes across the state over a decade 3% new homes target over three years for downstate municipalities, including New York City 1% new homes target for municipalities in upstate counties Proposes to remove obstacles to housing approvals Mayor Adams' proposes to "Get Stuff Built": Goal of meeting the need for 500,000 additional homes over next decade Goals of cleaning up processes, updating rules, and removing unnecessary administrative burdens Series of policy priorities focused on stimulating housing creation Population Change vs. Housing Completions in NYC by Decade, 1921-2020 Source: https://www.governor.ny.gov/news/governor-hochul-announces-statewide-strategy-address-new-yorks-housing-crisis-and-build-80000 https://www.nyc.gov/office-of-the-mayor/news/893-22/mayor-adams-get-stuff-built-bold-three-pronged-strategy-tackle-affordable-housing#/0

How You Can Support the HIT's Efforts Provide investment support Refer development opportunities to the HIT Promote public policies that encourage the building of affordable housing using building and construction trades unions

311 West 42nd Street | Manhattan, NY HIT Investment: $50M Total Development Cost: $338M Hours of Union Construction Work: 1,995,680 Total Housing Units: 330 (25% affordable) *Source: Pinnacle Economics, Inc., and HIT. Job and economic impacts provided are estimates calculated using IMPLAN, an input-output model based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data current as of December 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

AFL-CIO Housing Investment Trust 1227 25th Street, NW, Suite 500 Washington, DC 20037 (202) 331-8055 www.aflcio-hit.com Chang Suh, CFA , CEO & CIO csuh@aflcio-hit.com 202.331.8055 Lesyllee White, Chief Marketing Officer lwhite@aflcio-hit.com 202.257.6828 Brian Norton, Regional Director - Marketing bnorton@aflcio-hit.com 508.776.7007Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. Investors may view the HIT's current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or as a recommendation of any kind. This presentation provides information about projects financed by the HIT. Projects that were pre? or under construction as of the date of this report are included until they reach permanent loan status. The projects referenced on this presentation may not reflect HIT's current portfolio for any or all of the following reasons: (i) the assets related to the project(s) referenced on this graphic may no longer be held in the HIT's current portfolio; (ii) other assets in the HIT's current portfolio may have characteristics different from those shown on this presentation; and (iii) this presentation is not a complete list of all the projects financed by the HIT as of the date of this report.